UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 17, 2024

Better For You Wellness, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87-2903933
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1349 East Broad Street Columbus, OH 43205
(Address of principal executive offices, including zip code)

(614) 368-9898
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company
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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Explanatory Note

On July 25, 2024, Better For You Wellness, Inc., a Nevada corporation (the “
Company
”), filed a Current Report on Form 8-K (the “
Initial Report
”) which included statement that “[t]he Default Notice demanded the immediate payment of 150% of the remaining outstanding principal balance ($126,108.00 (current balance) * 1.5 = $189,162.00), together with accrued interest and “Default Interest,” as provided for in the Note.” when the correct statement should have been “[t]he Default Notice demanded the immediate payment of 150% of the remaining outstanding principal balance ($65,000.00 (current balance) * 1.5 = $97,500.00), together with accrued interest and “Default Interest,” as provided for in the Note.

The Initial Report is hereby amended by adding the correct language that appears below.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On January 17, 2024,
Better For You Wellness, Inc., a Nevada corporation (the “
Company
”)
, issued to 1800 Diagonal Lending LLC (the “
Lender
”) a promissory note in the principal amount of $65,000 (the “
Note
”). On July 19, 2024, the Company received a notice of default and demand (the “
Default Notice
”) from the Lender due to its failure to make a required filings under the Securities Exchange Act of 1934, as amended. Upon receipt of a Default Notice, the Note provides (with all undefined terms, as defined in the Note):

“…the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) 150% times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the “Mandatory Prepayment Date”) plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Holder pursuant to Sections 1.3 and 1.4(g) hereof (the then outstanding principal amount of this Note to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the “Default Sum”) . . . (the “Default Amount”) and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.”

The Default Notice demanded the immediate payment of 150% of the remaining outstanding principal balance ($65,000.00 (current balance) * 1.5 = $97,500.00), together with accrued interest and “Default Interest,” as provided for in the Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better For You Wellness, Inc.

Date: August 23, 2024	By:	/s/ Ian James
Ian James, Chief Executive Officer